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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 6, 2001
                                 Date of Report

                               CRITICAL PATH, INC.
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             (Exact name of registrant as specified in its charter)

           CALIFORNIA                  000-25331                         91-1788300
----------------------------    ------------------------    ------------------------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer Identification No.)
      of incorporation)


                320 1ST STREET, SAN FRANCISCO, CALIFORNIA 94105
                    (Address of principal executive offices)



                                 (415) 808-8800
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

     On February 2, 2001, Critical Path, Inc., a California corporation and the registrant herein, issued a press release concerning an investigation undertaken by its Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1           Press release of Critical Path, Inc. dated February 2, 2001



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRITICAL PATH, INC.

Date: February 6, 2001                  By: /s/ Lawrence P. Reinhold
                                           -------------------------------------
                                           Lawrence P. Reinhold
                                           Executive Vice President
                                           and Chief Financial Officer


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                          INDEX TO EXHIBITS FILED WITH
             THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 6, 2001

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1           Press release of Critical Path, Inc. dated February 2, 2001



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